 August 21, 2025

BNY MELLON FUNDS TRUST

-BNY Mellon New York Intermediate Tax-Exempt Bond Fund
-BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
-BNY Mellon Short-Term U.S. Government Securities Fund

Supplement to Prospectus and Statement of Additional Information

BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, and BNY Mellon Short-Term U.S. Government Securities Fund (the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), are no longer offered for investment, and all references to the Funds in the Statement of Additional Information are removed.

Effective as of the close of business on August 11, 2025, the Funds were liquidated and each shareholder who remained in the Funds until that date received a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then held. Fund shareholders were encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund comprising the Trust.

MFTS0825